UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 1, 2010
comScore, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-1158172	54-1955550

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)
11950 Democracy Drive, Suite 600
Reston, Virginia 20190
(Address of principal executive offices, including zip code)
(703) 438-2000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Stock Purchase Agreement
On September 1, 2010, comScore, Inc., a Delaware corporation (“comScore”) and its wholly owned subsidiary, CS Worldnet Holding B.V., a Netherlands company (“CS Worldnet”), entered into and closed on a definitive Stock Purchase Agreement (the “Stock Purchase Agreement”) with Nedstat B.V., a Netherlands company (“Nedstat”), the holders of all issued and outstanding ordinary shares of capital of Nedstat (the “Sellers”) and Stichting Sellers Nedstat, as representative of the Sellers.
The information set forth in Item 2.01 below with respect to the terms and conditions of the Stock Purchase Agreement is incorporated into this Item 1.01 by reference.
Item 2.01. Completion of Acquisition or Disposition of Assets.
On September 1, 2010, pursuant to the terms and conditions of the Equity Purchase Agreement, comScore’s wholly-owned subsidiary CS Worldnet, acquired all of the issued and outstanding capital stock of Nedstat, and Nedstat became a wholly-owned subsidiary of CS Worldnet. Nedstat is a provider of Internet analytics.
The aggregate amount of consideration paid by CS Worldnet and guaranteed by comScore upon the closing of the transaction was 29,274,000 EUR, in cash (the “Aggregate Consideration”). The Aggregate Consideration is subject to post-closing increase or reduction based on the amount, if any, by which Nedstat’s net working capital at closing exceeded or fell short of an agreed upon target. In connection with the Stock Purchase Agreement, the Sellers have entered into a Bank Guarantee in the amount of 2,000,000 EUR. Any reduction to the Aggregate Consideration resulting from the post-closing net working capital adjustment will be payable to comScore by drawing on the Bank Guarantee.
In exchange for their shares of Nedstat each Seller will receive their pro rata portion of the Aggregate Consideration reduced by certain expenses (“Seller Pro Rata Consideration”). Pursuant to the terms of the Stock Purchase Agreement, two key employee shareholders of Nedstat have entered into Subscription Agreements to purchase a number of shares of common stock of comScore equal in value to 30% of their Seller Pro Rata Consideration. Such common stock will be subject to restriction on resale over a 2 year period.
All outstanding equity rights of Nedstat were cancelled at closing. Following closing, comScore will grant a number of restricted shares of common stock equal to an aggregate value of approximately 1,830,000 EUR to key employees of Nedstat. Such restricted stock grants vest over a four-year period, with 25% of the total shares subject to grant vesting on each anniversary of the closing date, subject to such holders continued status as a service provider to comScore. The grants will be issued under the comScore 2007 Equity Incentive Plan.
The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement, a copy of which will be filed with comScore’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2010 pursuant to Regulation S-K, Item 601(a)(4).

The Stock Purchase Agreement contains customary representations and warranties made by and to the parties thereto as to specific dates. The assertions embodied in those representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with negotiating the terms of the Stock Purchase Agreement. Accordingly, investors and comScore shareholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the Stock Purchase Agreement and are modified in important part by the underlying disclosure schedules. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Stock Purchase Agreement, which subsequent information may or may not be fully reflected in comScore’s public disclosures. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from what might be viewed as material to shareholders, or may have been used for the purpose of allocating risk between the respective parties rather than establishing matters as facts. For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information at the times they were made or otherwise.
Item 3.02. Unregistered Sales of Equity Securities.
The information set forth in Item 2.01 above with respect to shares of comScore common stock sold pursuant to the Subscription Agreements is incorporated into this Item 3.02 by reference. These shares were issued in reliance upon exemptions from the registration requirements of the Securities Act of 1933, as amended, provided by (i) Section 4(2) thereof because the issuance did not involve a public offering and (ii) Regulation S because the offers and sales were made outside of the United States of America.
Item 7.01. Regulation FD Disclosure.
On September 1, 2010, comScore issued a press release announcing the execution of the Stock Purchase Agreement and the completion of the acquisition of Nedstat by comScore. The press release is furnished with this Current Report as Exhibit 99.1.
The information provided in Item 7.01 of this Current Report on Form 8-K and in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The financial statements required to be filed pursuant to Item 9.01(a) will be filed by an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.
(b) Pro Forma Financial Information.

The pro forma financial information required to be filed pursuant to Item 9.01(b) will be filed by an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.
(d) Exhibits.

Exhibit No.	Description

99.1	Press release of comScore issued on September 1, 2010 *

*	This Exhibit is being furnished, not filed, with this Current Report on Form 8-K. Accordingly, this Exhibit will not be incorporated by reference into any other filing made by the Company with the Securities and Exchange Commission unless specifically identified therein as being incorporated by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

comScore, Inc.
By:	/s/ Christiana L. Lin
Christiana L. Lin
General Counsel and Chief Privacy Officer

Date: September 1, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of comScore issued on September 1, 2010*

*	This Exhibit is being furnished, not filed, with this Current Report on Form 8-K. Accordingly, this Exhibit will not be incorporated by reference into any other filing made by the Company with the Securities and Exchange Commission unless specifically identified therein as being incorporated by reference.